                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              BEA Income Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                             BEA INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 16, 1996
                                 --------------

TO OUR STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of BEA Income Fund, Inc. (the "Fund") will be held on Thursday, May 16, 1996, at 10:30 a.m., New York City time, at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022. The purpose of the Meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

         1.  To elect four (4) Directors for the ensuing year.

         2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent public accountants for the year ending December 31, 1996.

    The close of business on April 4, 1996 has been fixed as the record date for the determination of the stockholders of the Fund entitled to notice of, and to vote at, the Meeting.

    This notice and related proxy material are first being mailed on or about April 12, 1996.

                                          By Order of the Board of Directors

                                                 /s/ Hal Liebes
                                                 HAL LIEBES
                                                 SECRETARY

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

Dated: April 12, 1996

                             BEA INCOME FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                             THURSDAY, MAY 16, 1996

                              -------------------

    This statement is furnished by the Board of Directors (the "Board") of BEA Income Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation by it of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, May 16, 1996 at 10:30 a.m. , New York City time, at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

    If the accompanying proxy card (the "Proxy") is properly executed and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified and the Proxy is signed, shares will be voted FOR the election of each nominee for Director, FOR Proposal 2 stated in the accompanying Notice of Annual Meeting and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by requesting such action at the Meeting.

    The close of business on April 4, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 24,385,367 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about April 12, 1996.

    BEA Associates ("BEA") is the investment adviser to the Fund. The principal executive office of BEA is located at One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Fund employs Chase Global Funds Services Company (formerly Mutual Funds Service Company) (the "Administrator") under an Administration Agreement to provide certain administrative services to the Fund. The principal business address of the Administrator is 73 Tremont Street, Boston, Massachusetts 02108-3913.

    The Fund's Annual Report containing audited financial statements for the year ended December 31, 1995 has previously been furnished to all stockholders of the Fund. It is not to be regarded as proxy-soliciting material. The Fund will furnish, without charge, a copy of its most recent unaudited Semi-Annual Report and audited Annual Report, upon written or oral request to the Fund c/o BEA, One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022, toll-free telephone number (800) 293-1232. These requests will be honored within three business days of receipt.

    The holders of one-third of the shares of the Fund outstanding at the close of business on the record date, present in person or by proxy, will constitute a quorum for the Meeting. Shares represented by properly executed Proxies that are marked "ABSTAIN" and broker non-votes will be treated as shares that are present for determining whether a quorum has been achieved at the Meeting. In the event that a quorum is not present or represented, the holders of a majority of the shares present in person or by proxy may adjourn the Meeting, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. If a quorum is present, but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote against such proposal, in which case such shares will be voted AGAINST the proposed adjournment.

    The election of Directors (Proposal No. 1) requires for approval the affirmative vote of a plurality of the shares cast at the Meeting. The affirmative vote of the holders of a majority of the shares cast at the Meeting is required for the ratification of the selection of Price Waterhouse LLP as independent public accountants for the Fund (Proposal No. 2). Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The Fund has also retained MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm, for a fee payable by the Fund of approximately $5,000 plus reimbursement for its reasonable expenses. The solicitation of proxies will be made largely by mail, but may include telephonic, telegraphic or oral communications by employees of MacKenzie and, without additional cost to the Fund, BEA.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    At the Meeting, four (4) Directors will be elected to hold office until the next annual meeting of stockholders following their election and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying Proxy to vote for the election of Enrique R. Arzac, Lawrence J. Fox, James S. Pasman, Jr. and Daniel H. Sigg. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected.

    The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board may recommend.

    The following table sets forth certain information regarding the Directors of the Fund, each of whom has been nominated for re-election to the Board of Directors. Each Director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk in the table below. Each Director has sole voting and investment power with respect to the shares shown. Each Director and the officers and Directors of the Fund as a group owns less than one percent of the outstanding shares of Common Stock of the Fund.

                                SHARES
                                BENEFICIALLY
                                OWNED                                                                 MEMBERSHIPS ON BOARDS
                                ON                                                                     OF OTHER REGISTERED
                                APRIL  CURRENT PRINCIPAL OCCUPATION                                    INVESTMENT COMPANIES
                                4,       AND PRINCIPAL EMPLOYMENT                                       AND PUBLICLY HELD
          NAME (AGE)            1996    DURING THE PAST FIVE YEARS    LENGTH OF SERVICE AS DIRECTOR         COMPANIES
- ------------------------------  ---   ------------------------------  ------------------------------  ----------------------
Prof. Enrique R. Arzac (54) .   1,500 Professor of Finance and         Since 1990.                    Director of nine other
  Columbia University                 Director of the Financial                                       BEA-advised investment
  Graduate School of                  Management Program, Graduate                                    companies; Director of
  Business                            School of Business, Columbia                                    The Adam Express
  New York, NY 10027                  University (1971-present).                                      Company; Director of
                                                                                                      Petroleum and
                                                                                                      Resources Corporation.
Lawrence J. Fox (52) .........   0    Managing Partner and Chairman   Since 1990.                     Director of one other
  110 PNB Building                    of Professional Responsibility                                  BEA-advised investment
  Broad and Chestnut Streets          Committee of Drinker Biddle &                                   company.
  Philadelphia, PA 19107              Reath (1/92-present); Partner
                                      of Drinker Biddle & Reath
                                      (since 1976).
James S. Pasman, Jr. (65) ....  1,000 Currently retired; President    Since 1987.                     Director of one other
  29 The Trillium                     and Chief Operating Officer of                                  BEA-advised investment
  Pittsburgh, PA 15238                National InterGroup, Inc.                                       company; Director of
                                      (4/89-3/91).                                                    ADT, Ltd.
Daniel H. Sigg* (40) .........   0    Member of the Executive         Since 1995.                     Director of ten other
  153 East 53rd Street                Committee, Chief Financial                                      BEA-advised investment
  New York, NY 10022                  Officer and Executive Di-                                       companies.
                                      rector of BEA (5/95-present);
                                      Member of the Executive
                                      Committee and Managing
                                      Director of BEA (2/92-4/95);
                                      Vice President of Marketing of
                                      BEA (1/91-1/92); President of
                                      Credit Suisse Advisors Cor-
                                      poration (12/95-present);
                                      President of Credit Suisse
                                      Capital Corporation
                                      (12/94-present); Director and
                                      Vice President of Credit
                                      Suisse Capital Corporation
                                      (12/90-11/94).

Directors and officers as a     3,075
  group (11)..................

- --------------
* Mr. Sigg is an interested person of the Fund by virtue of his position as an officer of BEA.

    The Fund pays annual compensation of $10,000, plus $500 for attendance per meeting, other than telephonic meetings, of the Board of Directors or Committees thereof, plus certain out-of-pocket expenses, to each Director that is not affiliated with BEA, its investment adviser (three Directors are not affiliated with BEA). Each such Director is also a director of BEA Strategic Income Fund, Inc., and in that capacity receives the same annual and per-meeting fees, plus certain out-of-pocket expenses, for services as a director of such fund.

    The following table shows certain compensation information for the year ended December 31, 1995 for each Director who is not affiliated with BEA. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                                      PENSION OR RETIREMENT
                                                                             AGGREGATE COMPENSATION    BENEFITS ACCRUED AS
                             NAME OF DIRECTOR                                      FROM FUND          PART OF FUND EXPENSE
- ---------------------------------------------------------------------------  ----------------------   ---------------------
Enrique R. Arzac+..........................................................         $13,000                 $       0
Lawrence J. Fox............................................................         $13,000                 $       0
James S. Pasman, Jr........................................................         $13,000                 $       0


                                                                               ESTIMATED ANNUAL
                                                                                 BENEFITS UPON      TOTAL COMPENSATION FROM
                             NAME OF DIRECTOR                                     RETIREMENT         FUND AND FUND COMPLEX
- ---------------------------------------------------------------------------  ---------------------  -----------------------
Enrique R. Arzac+..........................................................        $       0                $26,000
Lawrence J. Fox............................................................        $       0                $26,000
James S. Pasman, Jr........................................................        $       0                $26,000

                                                                               TOTAL NUMBER OF
                                                                                  BOARDS OF
                                                                                 BEA-ADVISED
                                                                                 INVESTMENT
                             NAME OF DIRECTOR                                 COMPANIES SERVED
- ---------------------------------------------------------------------------  -------------------
Enrique R. Arzac+..........................................................              10
Lawrence J. Fox............................................................               2
James S. Pasman, Jr........................................................               2

- ------------------
+ On February 13, 1996, Prof. Arzac was elected as a director of eight other BEA-advised investment companies. Because the election took place after the 1995 fiscal year-end, Prof. Arzac did not receive any compensation with respect to these BEA-advised investment companies for the year ended December 31, 1995.

    The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the selection of the Fund's independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. As of the date hereof, the members of the Audit Committee are Messrs. Arzac, Fox and Pasman. The Board performs the functions of a nominating committee. The Board will not consider nominees recommended by shareholders. The Fund does not have a compensation committee.

    During 1995, there were seven meetings of the Board of Directors and two meetings of the Audit Committee. Each Director attended 75% or more of the aggregate number of the meetings of the Board of Directors and committees on which he served held during the period for which he was a Director.

    The following table shows certain information about officers of the Fund other than Mr. Sigg, who is described above. Mr. Sigg is the Chief Executive Officer of the Fund and has served in such position since April 1995.

                                        SHARES
                                     BENEFICIALLY                                   CURRENT PRINCIPAL OCCUPATION AND
                                    OWNED ON APRIL                                  PRINCIPAL EMPLOYMENT DURING THE
            NAME (AGE)                  4, 1996           POSITION WITH FUND                PAST FIVE YEARS
- ----------------------------------  ---------------  ----------------------------  ----------------------------------
Robert Moore (39) ................           575     President and Chief           Member of the Executive Committee,
  153 East 53rd Street                               Investment Officer since      Executive Director and Chief
  New York, NY 10022                                 1995                          Operating Officer at BEA
                                                                                   (12/95-present); Managing Director
                                                                                   and Portfolio Manager of BEA
                                                                                   (2/92-12/95); Vice President and
                                                                                   Portfolio Manager of BEA
                                                                                   (12/90-1/92).
Richard J. Lindquist (35) ........         0         Vice President since 1990     Managing Director of BEA
  153 East 53rd Street                                                             (4/95-present); Managing Director
  New York, NY 10022                                                               of CS First Boston Investment
                                                                                   Management Corporation ("CSFBIM")
                                                                                   (3/93-3/95); Director of CSFBIM
                                                                                   (4/92-2/93); Vice President of
                                                                                   CSFBIM (7/89-3/92).
Hal Liebes (31) ..................         0         Secretary since 1994          Vice President and Legal Counsel
  153 East 53rd Street                                                             of BEA (6/95-present); Chief
  New York, NY 10022                                                               Compliance Officer of CSFBIM
                                                                                   (5/94-6/95); Assistant Vice
                                                                                   President of CS First Boston
                                                                                   Corporation (3/94-6/95); Staff
                                                                                   Attorney in the Enforcement
                                                                                   Division of the Securities and
                                                                                   Exchange Commission (3/91-3/94).
Harvey M. Rosen (38) .............         0         Treasurer since 1993          Senior Vice President and Director
  73 Tremont Street                                                                of New Product Development of the
  Boston, MA 02108                                                                 Administrator (10/95-present);
                                                                                   Senior Vice President and Director
                                                                                   of Fund Accounting and Fund
                                                                                   Administration of
                                                                                   the Administrator (5/88-10/95);
                                                                                   Vice President of The Chase
                                                                                   Manhattan Bank (9/95-present).

                                        SHARES
                                     BENEFICIALLY                                   CURRENT PRINCIPAL OCCUPATION AND
                                    OWNED ON APRIL                                  PRINCIPAL EMPLOYMENT DURING THE
            NAME (AGE)                  4, 1996           POSITION WITH FUND                PAST FIVE YEARS
- ----------------------------------  ---------------  ----------------------------  ----------------------------------
Paul P. Stamler (35) .............         0         Assistant Treasurer since     Vice President of BEA
  153 East 53rd Street                               1995                          (6/93-present); self-employed as a
  New York, NY 10022                                                               certified public accountant
                                                                                   (4/92-5/93); Vice President of
                                                                                   Bear, Stearns & Co. Inc.
                                                                                   (6/88-3/92).
Michael A. Pignataro (36) ........         0         Assistant Vice President and  Vice President of BEA
  153 East 53rd Street                               Assistant Secretary since     (12/95-present); Assistant Vice
  New York, NY 10022                                 1995                          President and Chief Administrative
                                                                                   Officer for Investment Companies
                                                                                   of BEA (9/89-12/95).
John M. Corcoran (31) ............         0         Assistant Treasurer since     Second Vice President and Senior
  73 Tremont Street                                  1994                          Manager of Fund Administration of
  Boston, MA 02108-3913                                                            the Administrator (10/93-present);
                                                                                   Audit Manager of Ernst & Young
                                                                                   (8/87-9/93).

    By virtue of the responsibilities assumed by its investment adviser, the Fund itself requires no employees other than its officers, and none of its officers devotes full-time responsibilities to the affairs of the Fund. All officers are employees of and are compensated by BEA or the Administrator and do not receive any compensation from the Fund.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the Fund's investment adviser, certain affiliated persons of the Fund's investment adviser, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 1995, all filing requirements applicable to such persons were complied with, except that an Initial Statement of Beneficial Ownership on Form 3 was filed late by each of the following persons: Harvey Rosen and John Corcoran (officers of the Fund) and BEA.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

                  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL NO. 2)

    The Directors, a majority of whom are not "interested persons" of the Fund (as defined in the 1940 Act), have selected and unanimously approved Price Waterhouse LLP as independent public accountants for the Fund for the year ending December 31, 1996. Price Waterhouse LLP has been the independent public accountants of the Fund since its organization. The ratification of the selection of independent public accountants is to be voted upon at the Meeting. It is the intention of the persons named in the accompanying Proxy to vote for the selection of Price Waterhouse LLP. A representative of Price Waterhouse LLP is expected to be present at the Meeting and will have the opportunity to make a statement if such representative so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                                 OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interest of the Fund.

                            STOCKHOLDER'S PROPOSALS

    A stockholder proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1997 must be received by the Fund on or before December 14, 1996 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding shares or shares with a market value of $1,000 entitled to be voted at the meeting and must have held such shares for at least one year. Further, the stockholders must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             BEA INCOME FUND, INC.
                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Paul P. Stamler and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the other side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of BEA Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of stockholders on May 16, 1996, and at any adjournment thereof.

     (CONTINUED--SIGNATURE REQUIRED ON THE REVERSE SIDE OF THIS PROXY CARD)

- --------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND
                               "FOR" PROPOSAL 2.
- --------------------------------------------------------------------------------

PROPOSAL 1--ELECTION OF THE FOLLOWING NOMINEES AS                FOR nominees listed          WITHHOLD AUTHORITY
DIRECTORS:                                                    (except as marked to the     to vote for the nominees
              Enrique R. Arzac            James S. Pasman          contrary below)
                                                                         / /                          / /
              Lawrence J. Fox            Daniel H. Sigg

(Instruction: To withhold authority for any individual, write the individual's name on the line provided below.)
- --------------------------------------------------------------------------------

PROPOSAL 2--TO RATIFY THE SELECTION OF PRICE WATERHOUSE      FOR     AGAINST   ABSTAIN
LLP AS INDEPENDENT PUBLIC  ACCOUNTANTS OF THE FUND  FOR      / /       / /       / /
THE YEAR ENDING DECEMBER 31, 1996:

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                        When shares are held by joint tenants, both should sign.

                                When signing as attorney, executor,
                                administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                Date: __________________________________________
                                _______________________   ______________________
                                Signature          Print Name
                                _______________________   ______________________
                                Signature if held  Print Name
                                jointly